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                                                                   EXHIBIT 10.29

                       EMPLOYEE CONFIDENTIAL INFORMATION
                         AND NON-SOLICITATION AGREEMENT


     This Employee Confidential Information and Non-Solicitation Agreement (the "Agreement") is made and entered into as of the _____ day of ______________, by and between Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company") and ____________ ("Employee").


                                    RECITALS

     A. The Company is engaged in the business of developing, marketing and distributing interactive multimedia computer software and digital animated entertainment.

     B. Employee is an employee of the Company and, in connection with his or her employment, has been and/or will be exposed to Confidential Information (as defined below) and may participate in the development and/or sales and marketing activities of the Company referred to in Recital "A" above, in addition to many other confidential aspects of the Company's business.

     C. Employee has received and, will, in the course of Employee's employment with the Company continue to receive, training with respect to and acquire personal knowledge of the Company's products, plans and business relationships with customers and potential customers.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing facts and the covenants hereinafter set forth, and in consideration of the Employee's employment or the continuation of Employee's employment, the Company and Employee agree as follows:

     1.   Definitions.
          -----------

          For the purpose of this Agreement, the following terms have the following definitions:

          (a) "Confidential Information" means all information of any kind, type or nature (written, stored on magnetic or other media or oral) which at any time during the employment of Employee by the Company is or has been compiled, prepared, devised, developed, designed, discovered or otherwise learned of by Employee to the extent that such information relates to the Company or any of its affiliated entities including, without limitation, all of the Company's price lists, pricing information, customer lists, customer information, financial information, trade secrets, formulas, patterns, compilations, devices, methods, techniques, processes, confidential trade knowledge and computer programs and information; provided,
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however, that any such information which is generally known to the public or which may be obtained by a reasonably diligent businessman without material cost or effort from trade publications or other readily available and public sources of information shall not be deemed to be Confidential Information, unless such information was first published in breach or violation of this Agreement or any similar confidentiality agreement.

          (b) "Person" means any individual, corporation, partnership, limited liability company, trust, government or regulatory authority, or other entity.

     2.   Condition to Employment; At Will Nature of Employment.
          -----------------------------------------------------

     As a condition to employing and/or continuing to employ Employee, the Company has required Employee to enter into this Agreement and Employee's performance of all of his or her obligations under this Agreement is a condition to Employee's continued employment with the Company. Nothing in this Agreement, however, shall be construed as obligating the Company to continue to employ Employee. Employee acknowledges and agrees that Employee's employment by the Company is not for any specific term and may be terminated by Employee or the Company at any time, with or without cause, for any reason, and with or without notice.

     3.   Confidentiality.
          ---------------

          (a) Employee shall not, at any time from and after the date hereof and throughout perpetuity, directly or indirectly, disclose, reveal or permit access to all or any portion of the Confidential Information, or any tangible expressions or embodiments thereof (including any facilities, apparatus or equipment which embody or employ all or any portion of the Confidential Information), to any Person without the written consent of the Company, except to Persons designated or employed by the Company.

          (b) Without the prior written consent of the Company, Employee shall not, directly or indirectly, use or exploit the Confidential Information at any time from and after the date hereof and throughout perpetuity for any purpose other than in connection with his or her employment duties and obligations to the Company, and any gain or profit of any kind or nature obtained or derived by Employee or to which Employee may become entitled, directly or indirectly, at any time as a result of the disclosure of use of all or any part of the Confidential Information in violation of the provisions of this Agreement shall be held in trust by Employee for the express benefit of the Company and shall be remitted thereby to the Company on demand.

          (c) Employee acknowledges and agrees that the uses of Confidential Information specifically prohibited hereunder include, without limitation, the following:

              (i) Using any Confidential Information to induce or attempt to induce any Person, who is either a customer of the Company or who was being actively solicited by the Company at any time during which Employee is or was employed by the Company, to cease doing business or not to commence doing business in whole or in part with the Company; or

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              (ii)  Using any Confidential Information to solicit or assist in the solicitation of the business of any customer for any products or services competing with those products and services offered and sold by the Company at any time during which Employee is employed by the Company.

     4.   Disclosure and Assignment of Rights.
          -----------------------------------

          (a) Employee shall disclose in writing to the Company full and complete details respecting any Confidential Information devised, developed, designed or discovered by Employee while in the employ of the Company. Such disclosure shall be made promptly upon such development, design or discovery, and shall be disclosed in writing pursuant to the form attached as Exhibit "A" to this Agreement, or such other form as the Company may from time to time provide.

          (b) Employee agrees to assign and does hereby irrevocably assign to the Company all of his or her right, title and interest in and to any Confidential Information devised, developed, designed or discovered by him or her or in which he or she may otherwise obtain, or has otherwise obtained, any rights, while in the employ of the Company. Employee agrees to take any actions, including the execution of documents or instruments, which the Company may reasonably require to effect the Employee's assignment of rights pursuant to this Paragraph 4(b), and Employee hereby constitutes and appoints, with full power of substitution and resubstitution, the President of the Company as his or her attorney-in-fact to execute and deliver any documents or instruments which Employee is obligated to execute and deliver pursuant to this Paragraph 4(b).

          (c) Employee shall promptly notify the Company of any patent relating to any portion of the Confidential Information which is applied for by, or issued to, Employee ("Patent"). Such notice shall be in writing on the form attached as Exhibit "B" to this Agreement, or on such other form as the Company may from time to time provide. On the written request of the Company, Employee shall sell to the Company, and the Company shall purchase from Employee, all right, title and interest of Employee in and to any Patent, whether or not Employee is employed by the Company at the time the Patent issues. The purchase price for any Patent shall be $1, and shall be paid by the Company at the time it makes the written request to purchase the Patent. Employee agrees to execute any and all documents and instruments necessary to evidence and effect the transfer to the Company of all right, title and interest of Employee in and to the Patent.

          (d) At the request of the Company, Employee shall assist the Company in applying for and obtaining both domestic and foreign patents, or copyrights, as the case may be, on all Confidential Information that the Company deems to be patentable or copyrightable devised, developed, designed or discovered by Employee or in which he or she may otherwise obtain, or has otherwise obtained, any rights, while in the employ of the Company, and Employee shall execute at any time or times any and all documents and perform all acts reasonably requested by the Company which the Company deems to be necessary or desirable in order to

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obtain such patents or copyrights or otherwise to vest in the Company full and exclusive title and interest in and to all such Confidential Information, to protect the same against infringement by others and otherwise to aid the Company in connection with any continuations, renewals or reissues of any patents or copyrights, or in the conduct of any proceedings or litigation in regard thereto. All expenses of procuring any patent or copyright shall be born by the Company.

     5.   Tangible Expressions of Confidential Information.
          ------------------------------------------------

          (a) Without limiting the generality of any other provision of this Agreement, Employee specifically acknowledges and agrees that all tangible expressions of the Confidential Information, including, without limitation, all documents, instruments, sketches, drawings, notes, records, plans, specifications, manuals and tapes, and all reproductions, copies or facsimiles thereof, have been developed, made or invented exclusively for the benefit of and are the sole and exclusive property of the Company, it successors and assigns and constitute "work for hire" under Section 201 of Title 17 of the United States Code.

          (b) Employee shall not remove any tangible expressions of the Confidential Information from the premises of the Company.

          (c) Upon either the written request of the Company, or upon termination of the Employee's employment with the Company, Employee shall deliver to the Company all tangible expressions of the Confidential Information which are in the possession or under the control of Employee.

     6.   Certain Inventions of Employee.
          ------------------------------

          Notwithstanding anything to the contrary herein, pursuant to Section 2870 of the California Labor Code, this Agreement does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Employee's own time, and (i) which does not relate at the time of conception or reduction to practice of the invention either to the business of the Company or to the Company's actual or demonstrably anticipated research or development, or
(ii) which does not result from any work performed by Employee for the Company.

     7.   Covenant Not to Solicit.
          -----------------------

          Employee covenants and agrees that for so long as he or she is employed by the Company and for three years thereafter, Employee shall not hire, solicit or cause to be solicited for employment by Employee or by any third party any person who is as of the date of such solicitation or who was within the 12-month period prior to the date of such solicitation an employee of the Company or any subsidiary or affiliate of the Company.

     8.   Business Opportunities.
          ----------------------

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          Employee covenants and agrees that for so long as he or she is employed with the Company, he or she will not, without the prior written consent of the Company (which consent may be withheld by the Company in the exercise of its absolute discretion), engage, directly or indirectly, in any business, venture or activity that Employee is aware or reasonably should be aware that the Company or any affiliate of the Company is engaged in, intends at any time to become engaged in, or might become engaged in if offered the opportunity, or in any other business, venture or activity if the Company reasonably determines that such activity would adversely affect the business of the Company or any affiliate thereof or the performance by Employee of any of Employee's duties or obligations to the Company. Employee further covenants and agrees that if he or she ever engages in any such business, venture or activity in contravention of this paragraph 8, all gross profits, compensation, rents and other income or gain (computed without reduction for the value of the services performed by the Company, if any) derived by Employee in connection therewith shall be held by Employee for the benefit of the Company and the affiliates thereof, and shall be remitted to the Company upon demand.

     9.   Notices.
          -------

          Any notice to the Company required or permitted hereunder shall be given in writing to the Company, either by personal service, or by registered or certified mail, postage prepaid, duly addressed to the Board of Directors of the Company at its then principal place of business. Any such notice to the Employee shall be given in a like manner, and, if mailed, shall be addressed to Employee at his home address then shown in the files of the Company. For the purpose of determining compliance with any time limit herein, a notice, if sent by mail, shall be deemed given on the date it is so deposited in the United States mail.

     10.  Miscellaneous Provisions.
          ------------------------

          (a) Injunctive Relief.  Employee agrees that in the event of any
              -----------------
breach by Employee of any of the covenants and agreements set forth in this Agreement, including, without limitation, the covenants and agreements set forth in Paragraphs 3,7 and 8 hereof, the Company would encounter extreme difficulty in attempting to prove the actual amount of damages suffered by it as a result of such breach and would not have adequate remedy at law in such event. Employee therefore agrees that, in addition to any other remedy available at law or in equity, in the event of such breach, the Company shall be entitled to seek and receive specific performance and temporary, preliminary and permanent injunctive relief from violation of any of said covenants and agreements from any court of competent jurisdiction without necessity of proving the amount of any actual damage to the Company resulting from such breach.

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          (b) Successors and Assigns.  This Agreement shall be binding on the
              ----------------------
parties hereto and their respective successors and assigns. Employee's duties, obligations, rights and privileges hereunder may not be delegated or assigned by him in any manner. The benefits hereunder with respect to the rights of the Company may be assigned by the Company to any other corporation or other business entity which succeeds to all or substantially all of the business of the Company through merger, consolidation, corporate reorganization or by acquisition of all or substantially all of the assets of the Company.

          (c) Severability.  If any provision of this Agreement is or becomes or
              ------------
is deemed invalid, illegal or unenforceable in any jurisdiction such provision shall be deemed amended to conform to the applicable laws of such jurisdiction so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it will be stricken, but the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the remainder of this Agreement shall remain in full force and effect.

          (d) Controlling Law.  All of the provisions of this Agreement shall be
              ---------------
construed in accordance with the laws of the State of California as applied to residents of that State entering into contracts to be performed solely within such state.

          (e) Waiver.  Waiver by either of the parties of any breach of any
              ------
provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

          (f) Survival of Employee's Obligations.  The obligations of Employee
              ----------------------------------
hereunder shall survive the termination of Employee's employment with the Company and the termination of this Agreement regardless of the reason or cause for such termination.

          (g) Attorneys' Fees.  The prevailing party in any litigation
              ---------------
instituted under this Agreement shall, in addition to other remedies, be entitled to be reimbursed by the other party for all expenses of such litigation, including reasonable attorneys' fees.

          (h) Notification of Subsequent Employer.  The Company may, without
              -----------------------------------
notifying Employee, notify any subsequent employer of Employee of the rights and obligations of Employee under this Agreement.

          (i) Inspection of Files.  Employee acknowledges and agrees that any
              -------------------
property situated on the Company's premises, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time without notice.

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          (j) Entire Agreement.  This instrument contains the entire agreement
              ----------------
of the parties with respect to the subject matter hereto and into which all prior agreements and negotiations are merged.

     IN WITNESS WHEREOF, the parties hereto have entered into and executed this Agreement of the date first above written.

     "COMPANY"

     Brilliant Digital Entertainment, Inc.


     By:
         -----------------------
     Its:
         -----------------------


     "EMPLOYEE"

     ---------------------------

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                              NOTICE OF DISCOVERY


     Pursuant to Paragraph 4(a) of that certain Employee Confidential Information Agreement (the "Agreement") between Brilliant Digital Entertainment, Inc. (the "Company") and myself, I hereby disclose full and complete details of the following Confidential Information (as defined in Paragraph 1(a) of the Agreement) (I have attached additional sheets if the space provided herein is insufficient):



     I agree to provide such further information regarding such Confidential Information as may be requested by the Company.



     (Name)




     (Date)

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                                NOTICE OF PATENT


     Pursuant to Paragraph 4(c) of that certain Employee Confidential Information Agreement (the "Agreement") between Brilliant Digital Entertainment, Inc. (the "Company") and myself, I hereby notify the Company that I have applied for or obtained the following described Patent (as defined in Paragraph 4(c) of the Agreement):

     (i)       Patent No.:

     (ii)      Date of Issuance:

     (iii)     General Description of Subject Matter of Patent:



     I agree to provide such further information regarding such Patent as may be requested by the Company.


     (Name)


     (Date)

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